UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 17, 2008

                              NEXGEN BIOFUELS, LTD
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Israel                    0-17788                 N/A
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
       incorporation)             File Number)

           2533 Windguard Circle, Suite 101
                Wesley Chapel, Florida                      33544
--------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)

         Registrant's telephone number, including area code 813-929-4820

                          HEALTHCARE TECHNOLOGIES LTD.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In accordance with an agreement dated as of June 17, 2008, effective as of June 1, 2008, the employment of Mr. Eran Rotem, as Chief Financial Officer of NexGen Biofuels Ltd. (the "Company") was terminated by mutual agreement of the Company and Mr. Rotem. Mr. Rotem was employed pursuant to an employment agreement dated as of February 1, 2008. The agreement was terminable at will at any time upon prior written notice. The agreement provided for an annual base salary of $180,000 and a grant to Mr. Rotem of 650,000 options (subject to certain vesting requirements) to purchase ordinary shares of the Company at an exercise price of $1.50 per share under the Company's stock option plan and 400,000 ordinary shares of the Company. In connection with the termination of his employment agreement, Mr. Rotem shall receive a payment of $7,500 promptly upon receipt by the Company of a first round of financing. Mr. Rotem shall also receive 117,000 shares in connection with previously exercised options upon confirmation by an internal controller that such exercise complied with the terms of applicable agreements.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 20, 2008, the Company announced that Eran Rotem, its Chief Financial Officer, who currently lives in Israel, will be leaving NexGen, effective June 2008. The Company has initiated search for a suitable candidate in the United States to fill this position

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NexGen Biofuels Ltd.


                                                     By: /s/ J. Ram Ajjarapu
                                                     -----------------------
                                                     J. Ram Ajjarapu
                                                     Chief Executive Officer

Dated: June 20, 2008